State Street® My2029 Corporate Bond ETF
MYCI
(Nasdaq Ticker)
Summary Prospectus-December 30, 2025
Before you invest in the State Street® My2029 Corporate Bond ETF (the “Fund”), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated December 30, 2025, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and reports to shareholders, as well as other information about the Fund, online at www.statestreet.com/im.
You may also obtain this information at no charge by calling 1-866-787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.
Investment Objective
The State Street My2029 Corporate Bond ETF (the “Fund”) seeks to maximize current income while seeking preservation of capital.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.15%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$15	$48	$85	$192
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. From the Fund's commencement of operations on September 23, 2024 to the most recent fiscal year end, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
The Fund's Principal Investment Strategy
Under normal circumstances, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) invests at least 80% of the Fund's net assets (plus borrowings for investment purposes) in corporate bonds. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund primarily invests in corporate bonds maturing in the year 2029, which may include bonds with embedded issuer call options falling within that year. The Fund may also invest in corporate bonds with maturity dates within six months prior to or after the Fund's target maturity year. An embedded issuer call

1 of 5

State Street® My2029 Corporate Bond ETF
option means that the bond's issuer has the right to redeem a bond prior to its designated maturity date. The Fund is part of the MyIncome suite of target maturity bond ETFs and is designed to terminate on or about December 15, 2029, at which point the Fund will distribute its remaining net assets to shareholders pursuant to a plan of liquidation. The Fund does not seek to distribute any predetermined amount at maturity.
The Fund primarily invests in U.S. dollar denominated corporate bonds rated investment grade at the time of purchase. Investment grade is defined as bonds rated BBB- or higher by S&P Global Ratings and/or Fitch Ratings Inc., Baa3 or higher by Moody's Investors Service, Inc., or equivalent ratings by another registered nationally recognized statistical rating organization (“NRSRO”), or, if unrated by an NRSRO, of comparable quality as determined by the Adviser. The Fund may invest up to 10% of its net assets in corporate bonds rated below investment grade at the time of purchase (commonly known as “junk” bonds). As of November 30, 2025, a significant portion of the Fund comprised securities of companies in the consumer staples sector, although this may change from time to time.
The Fund may use derivative instruments (primarily futures contracts, interest rate and credit default swaps, and options on treasury futures) to manage yield, interest rate exposure (also known as duration), weighted average maturity, and exposure to credit quality.
In the Fund's target maturity year, proceeds from corporate bonds maturing prior to the Fund's liquidation date may be reinvested in cash and cash equivalents, including, but not limited to, shares of money market funds (including money market funds advised by the Adviser). The Fund seeks to remain fully invested in corporate bonds to the extent possible; however, leading up to the Fund's target maturity date, the Fund's cash and cash equivalents holdings may increase and the Fund's investment in corporate bonds may be less than 80% of the Fund's net assets.
The Adviser actively manages the Fund using a risk-aware, top-down approach combined with bottom-up security selection to construct a portfolio that seeks to overweight the most attractive sectors and issuers. The Adviser develops long-term structural and intermediate-term cyclical views by analyzing macroeconomic factors, financial conditions, as well as consumer, industry, and sector trends. Individual securities are then identified for investment through rigorous fundamental research, including financial analysis of the applicable cash flows, capital structure, industry, and issuer-specific fundamentals. The Adviser's analysis also includes an assessment of relative value and liquidity trends, which are supported by the performance of similar instruments through economic and market cycles.
The Adviser may consider selling a security when one of the selection characteristics no longer applies, when the Adviser believes that the valuation has become excessive, or when more attractive alternatives are identified. The Fund may engage in active and frequent trading of its portfolio securities.
The Fund should not be confused with a target date fund, which has assets that are managed according to a particular investment strategy that converts fund assets to conservative investments over time.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may
2 of 5

State Street® My2029 Corporate Bond ETF
decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Consumer Staples Sector Risk: Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies' performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.
Declining Yield Risk: Leading up to the Fund's target maturity date as bonds mature, the Fund may transition its portfolio to cash and cash equivalents. If so, the Fund's yield will generally tend to move toward the yield of cash and cash equivalents and thus may be lower than the yields of the bonds previously held by the Fund and/or prevailing yields for bonds in the market.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Limited Track Record Risk: The Fund has a limited track record and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Money Market Fund Investment Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a
3 of 5

State Street® My2029 Corporate Bond ETF
money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. To the extent the Fund invests in a money market fund managed by the Adviser, the Adviser may have an incentive to take into account the effect on such money market fund in determining whether, and under what circumstances, to purchase or sell shares in that money market fund. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Options Risk: The Fund's successful use of options depends on the ability of the Adviser to forecast market movements correctly. When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. The effective use of options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The sale of options by the Fund may create investment leverage.
Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed to individuals as ordinary income.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance

The Fund has not yet completed a full calendar year of operations and therefore does not report its performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to an index. Updated performance information may be obtained by calling 1-866-787-2257 or visiting the Fund's website: www.statestreet.com/im.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Sprague Rient and John Mele.
4 of 5

State Street® My2029 Corporate Bond ETF
Sprague Rient is a Vice President of the Adviser and a Portfolio Manager and Analyst on the Fundamental Active Fixed Income Team. He joined the Adviser in 2016 through the acquisition of GE Asset Management Incorporated (“GEAM”) by the ultimate parent company of State Street Investment Management.
John Mele is a Vice President of the Adviser and a Senior Portfolio Manager on the Fundamental Active Investment Grade Credit Team. He joined the Adviser in 2016 through the acquisition of GEAM by the ultimate parent company of State Street Investment Management.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash. Creation Unit transactions may be conducted in exchange for cash only, which may cause the Fund to recognize capital gains and to pay out higher annual capital gain distributions to shareholders than if such transactions had been conducted in-kind.
Individual Fund Shares may only be purchased and sold on the Nasdaq Stock Market LLC (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
5 of 5
© 2025 State Street Corporation. All Rights Reserved.

State Street® My2029 Corporate Bond ETF
www.statestreet.com/im
SSGA Active Trust
One Congress Street, Boston, MA 02114
© 2025 State Street Corporation. All Rights Reserved.
MYCISUMPRO